UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

Yoshiharu Global Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6940 Beach Blvd., Suite D-705

Buena Park, CA 90621

(Address of principal executive offices and zip code)

(714) 694-2403

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	YOSH	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement

On March 10, 2025, Yoshiharu Global Co., a Delaware corporation (the “Company”) entered into a private placement securities subscription agreement (the “GM Private Placement Agreement”) with Good Mood Studio, Inc. (“Good Mood Studio”) pursuant to which Good Mood Studio purchased $200,000 worth of the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a price per share of $2.50 per share, or 80,000 shares of Class A Common Stock (the “GM Shares”).

The GM Private Placement Agreement also contains customary representations, warranties, indemnification provisions and closing conditions. The representations, warranties and covenants contained in the GM Private Placement Agreement were made only for purposes of the GM Private Placement Agreement and as of specific dates, were solely for the benefit of the parties to such agreement and are subject to certain important limitations. The GM Private Placement Agreement was entered into on the basis of Good Mood Studio’s self-certification as an accredited investor pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and therefore all such GM Shares are to be issued as restricted shares.

Pursuant to the GM Private Placement Agreement, the Company is obligated to submit a registration statement to the Securities and Exchange Commission (the “SEC”) within thirty (30) calendar days following the filing of the Company’s Annual Report on Form 10-K with the SEC for the fiscal year ended December 31, 2024. If the Company fails to file the registration statement by this deadline, it shall provide written notice to Good Mood Studio within five (5) business days, detailing the reason for the delay and the expected timeline for submission.

The GM Private Placement Agreement also provides that should the Company fail to submit the registration statement within the timeline specified above or if the registration statement is denied, withdrawn or not declared effective by the SEC within one-hundred twenty (120) days from the filing date, Good Mood Studio will have the option, in its sole discretion, to: (1) require the Company to assist it in filing for an exemption under Rule 144 or other applicable SEC regulations to remove the transfer restrictions from the GM Shares, or, if such exemption is unavailable, demand the Company to repurchase the GM Shares at the original purchase price ($200,000); or (2) demand a full refund of the subscription amount ($200,000), subject to the Company’s financial capability as verified by an independent audit conducted within 15 days of the demand. The GM Private Placement also states that should a refund become necessary, the Company is obligated to process and complete the refund within thirty (30) calendar days of it exercising its right to a refund. If the Company fails to remit the refund within this period, the outstanding amount shall accrue interest at an annual rate of eight percent (8%) until fully paid.

On March 10, 2025, the Company entered into a private placement securities subscription agreement (the “BOF Private Placement Agreement”) with Blue Ocean Fund (“Blue Ocean Fund”) pursuant to which Blue Ocean Fund purchased $300,000 worth of the Company’s Class A Common Stock, at a price per share of $2.50 per share, or 120,000 shares of Class A Common Stock (the “BOF Shares”). The BOF Private Placement Agreement contains customary representations, warranties, indemnification provisions and closing conditions. The provisions in the BOF Private Placement Agreement concerning registration rights and penalties, self-certification and refunds are identical to those provided in the GM Private Placement Agreement.

On March 10, 2025, the Company entered into a private placement securities subscription agreement (the “GLF Private Placement Agreement”) with Green Light Fund (“Green Light Fund”) pursuant to which Green Light Fund purchased $214,000 worth of the Company’s Class A Common Stock, at a price per share of $2.50 per share, or 85,600 shares of Class A Common Stock (the “GLF Shares”). The GLF Private Placement Agreement contains customary representations, warranties, indemnification provisions and closing conditions. The provisions in the GLF Private Placement Agreement concerning registration rights and penalties, self-certification and refunds are identical to those provided in the GM Private Placement Agreement.

The Board of Directors believes the sales price of $2.50 for each of the private placements to be in the best interests of the Company in light of its immediate need to generate the requisite capital to maintain Nasdaq’s continued listing standards and for other general corporate purposes.

The foregoing is a summary description of certain terms of each of the GLF Private Placement Agreement, BOF Private Placement Agreement and the GM Private Placement Agreement. For a full description of all terms, please refer to each copy of the GLF Private Placement Agreement, BOF Private Placement Agreement and the GM Private Placement Agreement that are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the GLF Private Placement Agreement, BOF Private Placement Agreement and the GM Private Placement Agreement are incorporated by reference herein in their entirety. The Company intends to issue the GM Shares, GLF Shares and the BOF Shares pursuant to the exemption from the registration requirements of the Securities Act, available under Section 4(a)(2) and/or Regulation D promulgated thereunder. Good Mood Studio, Blue Ocean Fund and Green Light Fund are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s available options to resolve the deficiency and regain compliance with Nasdaq Listing Rule 5550(b)(1). Forward-looking statements are statements that are not historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, that there can be no assurance that the Company will meet Nasdaq Listing Rule 5550(b)(1) during any compliance period or otherwise in the future, that there can be no assurance that the Company will otherwise meet Nasdaq compliance standards, that there can be no assurance that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the year ended December 31, 2023 and its other filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
10.1	Securities Subscription Agreement by and between Company and Green Light Fund, dated March 10, 2025
10.2	Securities Subscription Agreement by and between Company and Blue Ocean Fund, dated March 10, 2025
10.3	Securities Subscription Agreement by and between Company and Good Mood Studio, Inc., dated March 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2025

YOSHIHARU GLOBAL CO.

By:	/s/ James Chae
Name:	James Chae
Title:	Chief Executive Officer